UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2022

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SRLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On August 31, 2022, Sprague Resources LP, a Delaware limited partnership (the “Partnership”), and its general partner, Sprague Resources GP LLC, a Delaware limited liability company (the “Partnership GP”), Sprague HP Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Hartree Partners, LP (“Parent”), and Sparrow HP Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), entered into Amendment No. 1 (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger, dated June 2, 2022, among the Partnership, Partnership GP, Parent and Merger Sub (the “Merger Agreement”).
The Merger Agreement Amendment, among other things, provides (i) that the closing of the transactions contemplated by the Merger Agreement (the “Closing”) may not occur prior to November 28, 2022 (the “Inside Date”), unless otherwise agreed to by Parent, (ii) that the Outside Date (as defined in the Merger Agreement) shall be extended from December 2, 2022 to March 2, 2023, (iii) that each common unit representing a limited partner interest (each, a “Common Unit”) in the Partnership (other than Common Units held by Parent or its permitted transferees) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will be converted into the right to receive (A) $19.00 per Common Unit in cash without any interest thereon as merger consideration and (B) an additional $1.00 per Common Unit in cash without any interest thereon as consideration for the amendment to the Inside Date, (iv) for the removal of the closing conditions in the Merger Agreement that are specific to Parent, (v) that Partnership GP shall declare, and shall cause the Partnership to pay, a cash distribution to holders of Common Units for the calendar quarter ending September 30, 2022, in an amount not less than $0.4338 per common unit, regardless of whether the Closing occurs prior to September 30, 2022, and (vi) during the period from the date of the Merger Agreement Amendment to the Effective Time, Parent and Merger Sub shall not cause, direct or permit the Partnership GP or any of its affiliates to exercise the right to acquire Limited Partner Interests (as defined in the Partnership’s First Amended and Restated Agreement of Limited Partnership, dated as of October 30, 2013 (as amended, the “Partnership Agreement”)) pursuant to Section 15.1 of the Partnership Agreement.
The foregoing summary of the Merger Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
On August 31, 2022, the Partnership issued a press release announcing the entry into the Merger Agreement Amendment. A copy of the press release covering such announcement and certain other matters is attached hereto as Exhibit 99.1.
The information in this Item 7.01 (including the exhibits referenced therein) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as specifically identified therein as being incorporated by reference.

Item 8.01 Other Events
On August 4, 2022, the Partnership filed with the U.S. Securities and Exchange Commission a Definitive Information Statement relating to the transactions contemplated by the Merger Agreement (the “Information Statement”). Following the filing of the Information Statement, the Partnership, Partnership GP, Parent and Merger Sub entered into the Merger Agreement Amendment as described in Item 1.01 of this Current Report on Form 8-K.

SUPPLEMENT TO INFORMATION STATEMENT

The Partnership is supplementing the Information Statement with certain additional information set forth below. These disclosures should be read in connection with the Information Statement, which should be read in its entirety. All page references are to pages in the Information Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Information Statement.

The disclosure on page 23 of the Information Statement is hereby supplemented by adding the following paragraphs at the end of the section entitled “Background of the Merger”:

In mid-August 2022, following the mailing of this information statement to the Partnership’s unitholders, the parties established a tentative closing date of September 1, 2022. The parties began working towards closing on such date.

On August 25, 2022, as the anticipated closing date approached, Mr. Hendel proposed to Ms. Bowman that the parties have additional time to close the Merger. Mr. Hendel noted that V&E would be sending Latham a proposed amendment to the Merger Agreement (the “Merger Agreement Amendment”) extending the closing timeline and providing the Partnership’s unitholders with a cash distribution to holders of Common Units for the calendar quarter ending September 30, 2022 in an amount not less than $0.4338 per common unit.

Later on August 25, 2022, V&E delivered an initial draft of the Merger Agreement Amendment to Latham. The initial draft of the Merger Agreement Amendment (1) revised the date prior to which the merger may not close without Parent’s consent (the “Inside Date”) from July 31, 2022 to November 28, 2022 and (2) required the Partnership GP to declare, and to cause the Partnership to pay, a cash distribution to holders of Common Units for the calendar quarter ending September 30, 2022 in an amount not less than $0.4338 per common unit (the “Q3 Distribution”).

Also on August 25, 2022, the Conflicts Committee held a telephonic meeting with representatives of Jefferies and Latham. The parties discussed Hartree’s proposal. The Conflicts Committee and its advisors also discussed the options available to the Partnership under the Merger Agreement, the potential economic impact to unitholders, the applicable terms of the Merger Agreement and the financial performance of the Partnership since the date of its entry into the Merger Agreement. At the conclusion of the meeting, the Conflicts Committee directed its advisors to analyze the benefit to the Unaffiliated Unitholders of receipt of the Q3 Distribution as well as the appropriate terms for an amendment to the Merger Agreement in the event the Conflicts Committee was to determine such an amendment was in the best interests of the Partnership and the Unaffiliated Unitholders.

On August 26, 2022, the Conflicts Committee held a telephonic meeting with representatives of Jefferies and Latham. The parties further discussed all options available to the Partnership under the Merger Agreement, and the challenges associated with pursuing certain options. The parties also discussed the terms and conditions of a potential counteroffer and how it would most effectively be delivered to Hartree. The Conflicts Committee concluded that any amendment to the merger agreement would need to (1) eliminate the conditions to closing specific to Hartree and (2) compensate the Unaffiliated Unitholders for the delayed receipt of the merger consideration.

On August 27, 2022, the Conflicts Committee held a telephonic meeting with representatives of Jefferies and Latham. Representatives of Jefferies discussed the financial implications of a delayed closing. Representatives of Latham discussed with the Conflicts Committee the applicable provisions of the Merger Agreement, the process and timeline for pursuing the options available to the Partnership, and the duties of the members of the Conflicts Committee in the circumstances presented. The parties discussed the forecasts of the Partnership’s operations and financial results and the need to consider the Partnership’s performance in the Conflicts Committee’s decision-making process. At the conclusion of the meeting, the Conflicts Committee directed its advisors to (i) have further discussions with Hartree’s advisors to obtain additional information and (ii) prepare an amendment to the Merger Agreement for the Conflicts Committee to consider.

On August 29, 2022, the Conflicts Committee held a telephonic meeting with representatives of Jefferies and Latham. The parties considered additional information received from a representative of V&E and Hartree. The parties also considered the applicable provisions of the Merger Agreement and discussed whether seeking an amendment to the merger amendment would be in the best interests of the Partnership and the Unaffiliated Unitholders when compared to alternative options. The Conflicts Committee, with the assistance of its advisors, deliberated on terms for a counterproposal and its presentation to Hartree.

On August 30, 2022, the Conflicts Committee held a telephonic meeting with representatives of Jefferies and Latham, during which the parties deliberated the terms and method of delivery of the Conflicts Committee’s counterproposal to Hartree. Specifically, the Conflicts Committee debated the amount of additional consideration to seek for the Unaffiliated Unitholders and the appropriate duration of the extension of the Inside Date. The Conflicts Committee directed its advisors to draft a counterproposal that included a form of amendment to the Merger Agreement and to send to the Conflicts Committee for its consideration and transmittal to Hartree. Upon receipt of such draft counteroffer from Latham, the members of the Conflicts Committee determined that the Partnership’s entry into such amendment to the Merger Agreement would be in the best interests of the Partnership and the Unaffiliated Unitholders.

On August 30, 2022, Ms. Bowman, on behalf of the Conflicts Committee, delivered a revised form of Merger Agreement Amendment to Hartree. The revised draft of the Merger Agreement Amendment (1) revised the Inside Date to November 1, 2022, (2) required the Partnership GP to declare, and to cause the Partnership to pay, the Q3 Distribution, (3) provided that the Unaffiliated Unitholders would receive an additional $1.25 per common unit at the Closing as additional consideration for the extension of the Inside Date (the “Additional Consideration”), (4) prohibited Hartree from causing the Partnership GP or any of its affiliates to exercise its right to acquire limited partner interests pursuant to the Partnership’s agreement of limited partnership, (5) deleted the conditions to closing in the Merger Agreement specific to Hartree, (6) revised the date after which either party may terminate the Merger Agreement in the event the merger has not closed to March 2, 2023, and (7) deleted Hartree’s right to terminate the Merger Agreement in the event the Partnership breaches or fails to perform any of its representations, warranties, or covenants in the Merger Agreement.

In the afternoon of August 30, 2022, representatives of V&E contacted representatives of Latham to advise that the terms of the Merger Agreement Amendment proposed by the Conflicts Committee were acceptable with the following revised terms: (1) an

Inside Date of November 28, 2022 rather than November 1, 2022 and (2) Additional Consideration of $0.75 per common unit rather than $1.25 per common unit.

Later in the day on August 30, 2022, the Conflicts Committee held a telephonic meeting with representatives of Jefferies and Latham to discuss the counteroffer received from Hartree. Following that discussion, the Conflicts Committee ultimately concluded that Additional Consideration in the amount of $1.00 per Common Unit was, together with the Q3 Distribution, an appropriate amount of compensation for the extension of the Inside Date to November 28, 2022. The Conflicts Committee directed Latham to communicate to V&E the counteroffer regarding the amount of Additional Consideration and the acceptance of an Inside Date of November 28, 2022.

During the evening of August 30, 2022, representatives of V&E delivered a revised draft of the Merger Agreement Amendment that reflected an Inside Date of November 28, 2022 and provided for Additional Consideration in the amount of $1.00 per Common Unit as requested by the Conflicts Committee.

Following a final review of the Merger Agreement Amendment by Latham, the members of the Conflicts Committee unanimously determined that the Merger Agreement Amendment was in the best interests of the Partnership and the Unaffiliated Unitholders and approved the Partnership’s entry into the Merger Agreement Amendment.

On the morning of August 31, 2022, the parties executed the Merger Agreement Amendment and the Partnership issued a press release announcing the execution of the Merger Agreement Amendment.

The disclosure on page 57 of the Information Statement is hereby supplemented by amending and restating the paragraph under the section entitled “Distributions for Period Prior to the Merger” as follows:

Pursuant to the terms of the Merger Agreement Amendment, Partnership GP agreed to declare, and cause the Partnership to pay, a cash distribution to unitholders for each of the calendar quarters ending June 30, 2022 and September 30, 2022, in an amount not less than $0.4338 per Common Unit (the “Q2 and Q3 Distributions”). Other than the Q2 and Q3 Distributions, the Partnership does not expect to make any distributions on the Common Units prior to the completion of the Merger, and the Partnership may not pay any other distribution without the prior written consent of Sprague Holdings under the terms of the Merger Agreement or Merger Agreement Amendment.

The disclosure on page 57 of the Information Statement is hereby supplemented by adding the following paragraph at the end of the last paragraph on the page:

Amendment No. 1 to Merger Agreement
On August 31, 2022, the Partnership, Partnership GP, Sprague Holdings and Merger Sub entered into Amendment No. 1 (the “Merger Agreement Amendment”) to the Merger Agreement. The Merger Agreement Amendment, among other things, provides (i) that the closing may not occur prior to November 28, 2022 (the “Inside Date”), unless otherwise agreed to by Sprague Holdings, (ii) that the Outside Date shall be extended from December 2, 2022 to March 2, 2023, (iii) that each Common Unit (other than the Sprague Holdings Units) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive (A) $19.00 per Common Unit in cash without any interest thereon as merger consideration and (B) an additional $1.00 per Common Unit in cash without any interest thereon as consideration for the amendment to the Inside Date, (iv) for the removal of the closing conditions in the Merger Agreement that are specific to Sprague Holdings, (v) that Partnership GP shall declare, and shall cause the Partnership to pay, a cash distribution to holders of Common Units for the calendar quarter ending September 30, 2022, in an amount not less than $0.4338 per Common Unit, regardless of whether the closing occurs prior to September 30, 2022, and (vi) during the period from the date of the Merger Agreement Amendment to the Effective Time, Sprague Holdings and Merger Sub shall not cause, direct or permit the Partnership GP or any of its affiliates to exercise the right to acquire Limited Partner Interests (as defined in the Partnership Agreement) pursuant to Section 15.1 of the Partnership Agreement.

Annex A of the Information Statement is hereby supplemented by adding the full text of the Merger Agreement Amendment at the end of Annex A.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements related to the Partnership’s expectations regarding the future. We have used the words “expect,” “intend,” “may,” “would,” “plan” and similar terms and phrases to identify forward-looking statements. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Many of the factors that will determine these results are beyond our ability to control or predict. These factors include the information included in our public disclosures and the risk factors described in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 4, 2022 and in the comparable section of our Quarterly Report on Form 10-Q for the fiscal quarter ended June

30, 2022, filed with the SEC on August 4, 2022, our Definitive Information Statement filed with the SEC on August 4, 2022, and our other filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this Current Report. We undertake no obligation to update such statements for any reason, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT    DESCRIPTION
2.1    Amendment No. 1 to Agreement and Plan of Merger, dated August 31, 2022, by and among Sprague Resources LP, Sprague Resources GP LLC, Sprague HP Holdings, LLC, and Sparrow HP Merger Sub, LLC
99.1        Press Release, dated August 31, 2022
104        Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer & Secretary

Dated: September 2, 2022